================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 10, 2003


                                MERCK & CO., INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                     1-3305                    22-1109110
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


            One Merck Drive
   P.O. Box 100, Whitehouse Station, NJ                           08889-0100
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (908) 423-1000

                                 Not Applicable
             (Former name or address, if changed since last report)


================================================================================

Item 5. Other Events

On February 10, 2003, Merck & Co., Inc. entered into an underwriting agreement (the "Underwriting Agreement") with J.P. Morgan Securities Inc., as Representative of the Underwriters named in the Underwriting Agreement, for the sale of $500,000,000 4.375% Notes due February 15, 2013.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits

        (c)     Exhibits

                1.1 Underwriting Agreement, dated February 10, 2003, between Merck & Co., Inc. and J.P. Morgan Securities Inc., as Representative of the Underwriters named in the Underwriting Agreement.

                12      Computation of Ratios of Earnings to Fixed Changes



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERCK & CO., INC.
                                               (Registrant)



February 12, 2003                              /s/ Debra A. Bollwage
                                               ---------------------
                                               DEBRA A. BOLLWAGE
                                               Assistant Secretary